UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2004

Baker Hughes Incorporated

(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2004, the Baker Hughes Incorporated (the “Company”) Board of Directors authorized a one-time payment of $10,000 to Mr. Anthony G. Fernandes, a Director of the Company, for special recognition of his serving as Chairman of the Special Committee of the Board of Directors. As Chairman of the Special Committee of the Board of Directors, Mr. Fernandes led the Committee in the selection process of a candidate for Chairman of the Board and Chief Executive Officer of the Company.

On October 27, 2004, the Company’s Board of Directors approved the following compensation to be paid to the Company’s non-employee directors effective as of January 1, 2005:

Annual Retainer:	$60,000
Audit/Ethics Committee Chairman Annual Retainer:	$20,000
Other Committee Chairman Annual Retainer:	$15,000
Audit/Ethics Committee Members Retainer:	$10,000
Other Committee Members Retainer (Excluding Executive Committee):	$5,000
Annual Non-Retainer Equity:	$70,000	*

     *Restricted Stock Awarded 50% in January and 50% in July of each year;

Item 7.01 Regulation FD Disclosure

On December 3, 2004, Mr. James R. Clark, President and Chief Operating Officer of the Company, entered into a Sales Plan with Banc One Securities Corporation (“Sales Plan”). This Sales Plan is intended to comply with the requirements of Rule 10b5-1 promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934. The Sales Plan covers the proposed sale of up to 19,355 shares of the Company’s Common Stock during the period commmencing on March 17, 2005 and ending March 17, 2006, unless terminated earlier under certain conditions.

The Board of Directors of the Company currently intends to present in the Company’s Proxy Statement for its 2005 Annual Meeting of Stockholders a proposal to amend the Company’s Restated Certificate of Incorporation in order to eliminate the provisions that provide for the classification of the Board of Directors.

Item 8.01 Other Events

We previously reported that we received a subpoena from a grand jury in the Southern District of New York regarding goods and services delivered by us to Iraq from 1995 through 2003. Recently, we received a request from the Securities and Exchange Commission to provide a written statement and certain information regarding our participation in the United Nations Oil-for-Food Program. We are in the process of responding to both the subpoena and the order. Other companies are believed to have received both similar subpoenas and similar orders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: December 17, 2004	By:	/s/ William D. Marsh
William D. Marsh
Assistant Secretary